MEDIACOMM BROADCASTING SYSTEMS, INC.
                                d/b/a SHOPBIZ.COM






                                Exhibit No. 10.15
                          National State BankCard, Inc.
                                    Agreement

                          National State BankCard, Inc.
                               Englewood, Colorado
                              Merchant Application

                                                       Office No.______
                                                       Agent Name: John D. West
                                                       Agent No.: 006

Business Name: (Doing Business As): Shopbiz.com
Address: 925 W. Kenyon Ave #15
         Englewood, CO 80110
Fax Number: (303) 962-6448
Phone Number: (303) 762-6444
Merchandise/Service Sold: Retail Products; Luggage, Tents, etc.
Federal Tax I.D. Number: 841474784

Merchant Profile
----------------

Type of Ownership: Corporation
Date started business: September, 1998
Has This Business or Any Associated Principal Been Terminated as a
     Vis/MasterCard Merchant?  No
Has Merchant or any Associated Principal disclosed below filed bankruptcy or been subject to any involuntary bankruptcy?  No
Previous Owner: Not applicable

Visa/MasterCard Information
---------------------------

Card Swiped: 10%                          Average Ticket: $80.00
Manually Keyed: 10%                       High Ticket: $1000.00
Mail Order: -0-                           Average Monthly Volume: $10,000.00
Telephone Order: 80%                      High Monthly Volume: $10,000.00

Owners or Officers
------------------

Name and Tittle: Steve Montague, Director
Social Security No.: ###-##-####
Phone Number: (303) 210-4444
Residence Address: 2600 Raleigh St., Denver, CO 80212
Date of Birth: December 4, 1968
Personal Credit History: Good

References
----------

Trade Reference: Cygen Technologies, Inc.
     Contact: Justin Greip
     Phone No.: (303) 778-8241
Trade Reference: S & R Marketing
     Contact: Pat Rite
     Phone No.: (303) 504-0076
Bank Reference: Wells Fargo Bank

Merchant Site Survey Report (To be completed by sales representative)
---------------------------

Merchant location: Office building
Area Zone: Commercial
Square footage: 2000 plus
Does the amount of inventory and merchandise on shelves and floor
     Appear consistent with the type of business: yes
The Merchant: Owns business premises
Whom does the Merchant lease from: Not applicable
Nearest major streets or highways: Hampden and Broadway
Photo attached: yes
Further comments by Inspector (Must Complete): Great Long Term Business

     I hereby certify that this application has been fully completed by Merchant and that I have physically inspected the business premises of the Merchant at this address and the information stated above is true and correct to the best of my knowledge and belief.

                                             John D. West
                                             Agent Name


                                             /s/__________________________
                                                Signature
                                                Agent #006
                                                Date: 9/9/98


                          MERCHANT PROCESSING AGREEMENT

In consideration of the mutual covenants herein ("Acquirer") and the undersigned merchant ("Merchant") have agreed as follows as of the date of acceptance by Acquirer's authorized representative noted below.

Article 1 CARD TRANSACTIONS

1.01 HONORING CARDS
-------------------

(a) Merchant shall honor without discrimination all valid cards of the type(s) checked below ("Cards") when properly presented as payment by customers in connection with bona fide legitimate business transaction. If Merchant does not deal with the public at large (such as in the case of a private club), Merchant shall be deemed to have complied with this non-discrimination rule if it honors all valid Cards of customers who have purchasing privileges or memberships with Merchant.

(b) Merchant shall not require through an Increase in price or otherwise any cardholder to pay any surcharge at the time of sale or to pay any part of any charge imposed on Merchant by Acquirer. (Discounts for payment in cash, however, are permitted.)

(c)  Merchant shall not establish minimum or maximum transaction amounts.

(d) Merchant shall not require a cardholder to provide identification information such as telephone number, address or driver's license number as a condition of completing a transaction, unless such identification is required by Mastercard International, Inc. ("Mastercard") or Visa USA, Inc. ("Visa") rules and regulations and is permitted by the law of the state in which the transaction takes place for example in mail order transactions.

(e) Merchant may not make a photocopy of a card under any circumstances nor request that the cardholder provide a photocopy of the VISA card as a condition for honoring the card.

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1.02 ADVERTISING
----------------

(a) Merchant shall display adequately any advertising or promotional material provided or required by Acquirer to inform the public that Cards will be honored at Merchant's place of business. Such displays, however, are not required of private clubs and other Merchants that do not deal with the general public, vehicle leasing companies at airport locations, transportation companies subject to government regulation or other Merchants expressly exempted from the requirement by MasterCard and/or Visa, as applicable.

(b) Merchant shall not display or use advertising or promotional materials containing Acquirer's name or symbol which might cause a customer to assume that Merchant honors only Cards issued by Acquirer.

(c) Merchant shall have the right to use or display the proprietary names and symbols associated with Cards only when this Agreement is in effect or until Merchant is notified by Acquirer or any appropriate bank card organization to cease such usage.

(d) Merchant shall comply with all applicable Mastercard and Visa rules and regulations concerning the use of service marks and copyrights owned by MasterCard or Visa.

(e) Merchant shall use the proprietary names and symbols associated with Cards only to indicate that Cards are accepted for payment and shall not indicate, directly or indirectly, that Acquirer, MasterCard, Visa or any bankcard organization endorses Merchants products or services.

(f) Merchant shall not refer to MasterCard or Visa in stating eligibility for its products, services or memberships.

1.03 Card Examination
---------------------

(a) Merchant agrees to examine any card security features (such as hologram) included on the Card. Merchant shall compare the embossed account number on the face of the Card with the account number indent on the signature panel.

(b) Merchant shall, prior to completing a transaction, check the validity date and expiration date of the Card and shall not honor any Card that is not valid or that has expired, without proper authorization.

(c) Where the magnetic stripe on the Card is read in connection with a transaction, Merchant shall compare the embossed account number on the Card to the number displayed or printed by the terminal to ascertain that they are the same.

(d) Except in connection with a mail order, telephone order or preauthorized transaction, Merchant shall not complete a transaction without presentation of the Card by the cardholder and a proper examination by the Merchant of the Card.

(e)  If the signature panel on the card is blank, Merchant shall:

     (i) review positive identification to determine that user is cardholder. Such identification must consist of a current official government identification

     (ii) indicate such positive identification (including any serial numbers and expiration date) on the sales draft if the transaction is a VISA transaction and it permitted by law. (Such information shall not be recorded for MasterCard transactions), and

     (iii) require cardholder to sign the signature panel before completing the transaction, and

     (iv) request authorization

     (f) In the case of a VISA card, Merchant shall compare the printed issuing bank identification number which is directly above the first four digits of the embossed account number. If the printed number and the embossed number do not match, Merchant shall call the voice authorization number and request a Code 10 operator.

1.04 Authorization
------------------

(a) Before honoring any Card, Merchant shall request authorization from Acquirer's designated center, if:

     (i) The total amount of the transaction (including any applicable taxes) exceeds the floor limit then applicable to the transaction (for vehicle leasing transaction, Merchant must estimate the amount of the transaction based upon the customer's intended length of rental and request authorization if the estimated transaction amount exceeds the applicable floor limit, upon return of the rental vehicle, additional authorization must be obtained and recorded for charges actually incurred in excess of the estimated amount authorized when multiple airline tickets are purchased at the same time using the same account number. Merchant may obtain authorization for each ticket individually, when a transaction is completed in partial payment of a purchase, authorization is required for the portion of the purchase effected with the Card, regardless of the applicable floor limit).

     (ii) Merchant desires to make delayed presentment of the transaction record.

     (iii) The account number does not receive a positive response from the account number verification service provided to Merchant (if Merchant does not obtain a positive account number verification, or authorization, the transaction shall be subject to chargeback as set forth in sec. 2.07).

     (iv) The signature panel on the Card does not contain the customer's signature, the customer's signature on the sales slip is questionable, Merchant believes the Card may be counterfeit or stolen, or there are other unusual or suspicious circumstances.

     (v)  The transaction is other than a mail or telephone order and involves
          (1) a handwritten sales draft that does not contain the Card or merchant plate imprint, (2) presentation of a Card that is not signed, or (3) presentation of an expired Card.

(b) Where authorization is required for reasons other than because the amount of the transaction exceeds the applicable floor limit, Merchant must contact Acquirer's designated authorization center by telephone and advise the authorization center of the specific reason for the authorization request and await instructions.

(c) Authorization numbers or positive account number verification response codes, as appropriate, shall be printed legibly in the designated area on the sales slip.

(d) If authorization is denied, Merchant shall not complete the transaction and shall use its best efforts by reasonable and peaceful means to follow any instructions from the authorization center.

(e) Merchant shall be liable to Acquirer, regardless of any authorization, if Merchant completes a transaction when the cardholder is present but does not have his Card, the cardholder does not sign the sale slip, or the signature on the sales slip appearing on the Card or the signature panel on the card is blank.

(f) In no event shall an authorization be deemed to be Acquirer's representation that the particular transaction is in fact a valid, authorized or undisputed transaction is entered into by the cardholder or an authorized user of the Card.

(g) Where authorization is requested for a transaction involving suspicious circumstances the Merchant shall call and request a Code 10 authorization from Acquirer's designated authorization center.

(h) An authorization for a restaurant transaction in which a gratuity is added to the sales slip by the cardholder is valid if the total transaction amount is within 20% of the authorization amount.

(i) If authorization is obtained for the estimated amount of a car rental transaction, Merchant shall disclose to cardholder such amount authorized on the rental date.

(j) Merchant acknowledges that NSB and/or Bank will monitor Merchant's daily deposit activity. The deposit activity should remain consistent to the "approved" monthly volume and average ticket amount approved on the Merchant Agreement and Application. If the Merchant should exceed the "approved" monthly volume, the Merchant acknowledges that additional documentation could be required and further agrees that they are subject to a 5% fee on all monies processed over "approved" monthly volume. Merchant agrees that Bank may upon reasonable grounds suspend the disbursement of Merchant's funds for any reasonable period of time required to investigate suspicious or unusual deposit activity. NSB and/or Bank will make good faith efforts to notify Merchant immediately. NSB and/or Bank shall have no liability for any losses, either direct or indirect, which Merchant may attribute to any suspension of funds disbursement.

1.05 Retention and Retrieval of Cards
-------------------------------------

Merchant shall use its best efforts, by reasonable and peaceful means to retain or recover a Card

(a) If Merchant receives a negative response from the account number verification service and until Merchant receives further instruction from Acquirer's designated authorization center.

(b)  While making an authorization request.

(c) If Merchant is advised to retain the Card in response to an authorization request, or

(d) Where the embossed account number, indent printed account number and/or encoded account number do not match or an unexpired Card does not have the appropriate hologram on the Card face, or

(e) If the Merchant has reasonable grounds to believe the Card is counterfeit, fraudulent or stolen.

(f) The obligation of Merchant to retain or recover a Card imposed by this section does not authorize a breach of the peace or any injury to persons or property and Merchant will hold Acquirer harmless from any claim arising from any injury to person or property or other breach of the peace.

(g) If a recovered card is retained by a law enforcement agency, Merchant shall forward a legible copy of the front and back of the card to Acquirer or other bankcard organization, as appropriate, to support payment of any applicable reward.

1.06 Completing the Transaction Record
--------------------------------------

Except as provided below, Merchant agrees to do all of the following when honoring a Card:

(a) To enter on the sales slip the transaction date, a description of the goods or services sold, and the price thereof (including any applicable taxes) of detail sufficient to identify the transaction.

(b) To obtain the signature of the customer on the sales slip after the transaction amount is identified on the Total column

(c) To compare the signature on the sales slip and the signature panel of the Card and if the Card has a photograph of the cardholder, to ascertain that the customer resembles the person depicted in the photograph, and if either identification is uncertain or the account numbers are not the same or Merchant otherwise questions the validity of the Card to contact Acquirer's authorization center for instructions

(d) To imprint legibly on the sales slip the embossed legends from the Card and from the merchant imprinter plate. If the imprinter does not legibly imprint the embossed legends from the Card and Merchant plate, Merchant shall detail legibly the cardholder's name and account number and Merchant's name and place of business as well as the name or trade style of the issuer as it appears on the face of the Card, the ICA number, the Card initials, if any, and both the effective date and expiration date. Merchant shall also record on the sales slip any other embossed data such as security symbols

(e) to deliver a true and completed copy of the sales slip to the customer at the time of delivery of the goods or performance of the services or for point of transaction terminal transactions, at the time of the transaction

(f) For transactions which originate at and are data captured using point of transaction terminals, Merchant must include the following information on the cardholder's copy or the sales draft:

     (i)  the cardholder account number

     (ii) Merchant's name

     (iii) Merchant's transaction code or city and state

     (iv) The amount of the transaction

     (v)  The transaction date

(g) Transaction records must be produced for all transaction which originate at and are data captured using automated dispensing machines or limited amount terminals, except for transactions which originate at magnetic stripe reading telephones. Such transaction records must include at least the following information: (i) the cardholder account number (ii) Merchant's name

     (iii) the magnetic stripe-reading terminal location code or city and state

     (iv) the amount of the transaction

     (v)  the transaction date

(h) Whenever the uncoded account number cannot be read from the magnetic stripe, Merchant shall follow normal authorization procedures and complete the approved transaction using a manual imprinter.

1.07 Multiple Transaction Records, Partial Consideration
--------------------------------------------------------

(a) Merchant must include on one transaction record the entire amount due for the transaction, except in the following instances:

     (i) the transaction involves purchases made ID separate department of a multi- department store

     (ii) the transaction involves delayed or amended charges for a vehicle rental transaction in which:

          (A)  the cardholder consented to be liable for such damages

          (B) such charges consist of ancillary or corrected charges such as taxes or fuel fees, and not charges for loss, theft, damage, or traffic violations, and

          (C) Merchant sends the cardholder a copy of the amended or add on sales drafts (Sales drafts for such delayed or amended charges may be deposited without the cardholder signature provided that Merchant has cardholders signature on file, and the words "signature on File" are entered onto the signature panel of the sales draft),

     (iii) the customer pays a portion of the transaction amount in cash, by check, with any card, or any combination of such payments at the time of the transaction and further provided that Merchant obtains authorization for that part of the transaction affected with a card,

     (iv) all or a portion of the goods or services are to be delivered or performed at a later date and the customer signs two separate sales slips one of which represents a deposit and the second of which represents payment of the balance and the "balance" sales slip is completed only upon delivery of the goods or performance of the services, in which case Merchant agrees

          (A) to note on the sales slips the word "deposit" or "balance" as appropriate and the words "Delayed Delivery"

          (B) If the total amount or the two slips exceeds the applicable floor limit, to obtain prior authorization and note the authorization date and approval code on the sales slips, and

          (C) not to present the "balance" sales slip until all goods are delivered or all the services are performed, or

     (v) the cardholder is using the installment payment option offered in accordance with section 1.08

(b) Merchant agrees not to divide a single transaction between two or more transaction records to avoid obtaining an authorization

(c) For sales processed at electronic POS terminals, multiple items individually billed to the same account will not be considered a violation of this Agreement if separate authorizations are obtained for each item.

1.08 Telephone Order, Mail Orders, Preauthorized Orders and Installment Orders
------------------------------------------------------------------------------

(a) If a Card transaction is made by telephone order (TO), mail order (MO), or preauthorized order (PO), the sales slip may be completed without a customer signature or a Card imprint, but Merchant shall:

     (i) print legibly on the sales slip sufficient information to identify the card issuer, Merchant and the cardholder, including Merchants name and address, the cardholder's name and any company name, and

     (ii) print legibly on the signature line of the sales slip the letter "TO", "MO", or "PO" (Recurring transaction for Visa transaction), as appropriate

     (iii) obtain authorization for every sale for MO and TO transactions, authorization must be obtained no more than seven calendar days prior to the transaction date. Merchant shall attempt to obtain the expiration date of the Card as part of the authorization inquiry.

(b) In any non-imprint transaction (and whenever an expired Card is presented regardless of whether imprinted), Merchant shall be deemed to warrant the customer's true identity as an authorized user of the Card, whether or not authorization is obtained, unless Merchant obtains and notes legibly on the sales slip independent evidence of the customer's true identity.

(c) In connection with a recurring transaction (or preauthorized order) pursuant to which goods or services are delivered to or performed for a cardholder periodically, Merchant agrees to the following conditions

     (i) Merchant must obtain a written request from the cardholder that the recurring transaction be charged to the cardholder's account

     (ii) the written request must specify the amount of the recurring transaction (or allow space for cardholder to specify a minimum and maximum amount if the recurring transaction are to be for varying amounts), the frequency of the recurring charges, and the length of time for which the preauthorized order is to remain in effect.

     (iii) before renewing a preauthorized order, Merchant must obtain a subsequent written request from the cardholder containing the information listed above.

     (iv) Merchant must retain the cardholders written authorization for as long as the preauthorized order is in effect and must provide a copy to Acquirer upon request

     (v) Merchant must not deliver goods or perform services covered by a preauthorization order after being advised that the preauthorization has been canceled or that the Card is not to be honored, and

     (vi) Except as provided in Section 1.07, a recurring transaction may not include partial payments to Merchant for goods or services purchased in a single transaction or for periodic payments of goods or services on which Merchant assesses additional finance charges

     (vii) Merchant must inform cardholder that he has the right to receive at least 10 days prior to each scheduled transaction date, written notice of the amount and date of the next charge. Cardholder may elect to receive the notice
          -for every charge
          -only when the transaction amount does not fall within the specified range shown on the order form, or -only when the transaction amount will differ from the most recent charge by more than an agreed upon amount.

(d) Merchant may offer cardholders an installment payment option for its mail/telephone order merchandise subject to the following conditions

     (i) Merchants promotional material must clearly disclose the installment terms, including but not limited to

          (A) whether the plan is available only for selected items or for the total amount or any order and

          (B) how shipping and handling charges and applicable taxes will be billed. The material also must advise cardholders who are not billed in the transaction currency of the Merchant that the installment billing amounts may vary due to fluctuations in the currency conversion rates

     (ii) No finance charges may be added by Merchant. The sum of the installment transaction may not exceed the total sales price of the merchandise on a single transaction basis

     (iii) Authorization is required for each installment transaction. Merchant's floor limit is zero.

     (iv) Merchant may not deposit the first installment transaction with Acquirer until the merchandise is shipped. Subsequent installment transactions must be deposited

          (A)  at intervals of 30 days or more or

          (B) on the anniversary date of the transaction (i.e. the same date each month)

     (v) In addition to Merchant's name an appropriate installment transaction descriptor (e.g. one of five, two of five) must be included in the Merchant name field of the clearing record.

1.09 Vehicle Rental Transactions
--------------------------------

Regardless of the terms and conditions of any written preauthorization form, the sales slip amount for any vehicle rental transaction shall include only that portion of the transaction, including any applicable taxes evidencing a bona fide renting of personal property by Merchant to a customer and shall not include any consequential charges. Nothing herein is intended to restrict Merchant from enforcing the terms and conditions of its preauthorization form through means other than a Card transaction.

1.10 Returns and Adjustments, Credit Slips
------------------------------------------

(a) If with respect to any transaction, any merchandise is accepted for return or any services are terminated or canceled or any price adjustment is allowed by the Merchant (other than involuntary refunds by airlines or other carriers when required by applicable tariffs and except where otherwise required by law or governmental regulations) Merchant shall not make any cash refund to the cardholder but shall deliver promptly to Acquirer a credit slip evidencing such refund or adjustments

(b) Each credit slip shall be signed and dated by Merchant and include the transaction date, a description of the goods returned, services canceled or adjustment made and the amount or the credit in sufficient detail to identify the transaction and the embossed data from the Card and Merchants imprinter plate

(c) The refund or adjustment shall be indicated on a credit slip and may not exceed the original transaction amount

(d) The Merchant may limit its return adjustment, refunds or exchange policies provided that proper disclosure is made and purchased goods or services are delivered to the cardholder at the time of the transaction

(e) Proper disclosure by the Merchant must be given at the time of the transaction by printing the following words or similar wording on all copies of the sales slip or invoice being presented to the cardholder for signature in letters approximately 1/4 inch high and in close proximity to the space provided for the cardholder's signature

     (i) NO REFUND. For a Merchant which may not accept merchandise in return or exchange and may not issue a refund to a cardholder

     (ii) EXCHANGE ONLY. For a Merchant which may only accept merchandise in immediate exchange for similar merchandise of a price equal to the amount of the original transaction

     (iii) IN STORE CREDIT ONLY. For a Merchant which may accept merchandise in return and deliver to the cardholder an in store credit for the value of the merchandise returned which may be used only in the Merchant's place(s) of business

     (iv) A Merchant may, if permitted by applicable law, stipulate special circumstances agreed to by the cardholder (e.g. Late delivery, delivery charges or insurance charges) as terms of the transaction but under no circumstance shall a surcharge be assessed for the use of a Card. The wording to appear on the sales slip shall be any special terms of the transaction(s)

(f) Merchant must deliver to the cardholder a true and completed copy of the credit slip at the time of the credit transaction. Merchant shall not process a credit slip without having completed the purchase transaction with the cardholder in no event may the credit exceed the amount of the original transaction.

1.11 Cash Payments
------------------

Merchant shall not receive any payments from a customer for charges included on any transaction record resulting from the use of any Card nor receive any payments from a cardholder to prepare and present a credit slip for the purpose of effecting a deposit to the cardholder's account.

1.12 Cash Advances
------------------

Unless expressly authorized in writing by Acquirer, Merchant agrees not to make any cash advance to a cardholder either directly or by deposit to the cardholders account. Money orders sent by wire, contributions to charitable and political organizations, tax payments, insurance premium payments, alimony and child support payments, and court costs and fines shall not be considered cash advances or withdrawals.

1.13 Disclosure and Storage of Cardholder Account Information
-------------------------------------------------------------

(a) Except as otherwise required by law, Merchant shall not without the cardholders prior written consent, sell, purchase, provide, or otherwise disclose the cardholder's account information or other cardholder information to any third party other than Acquirer, Merchant's agents and processing organization for the purpose of assisting Merchant in its business.

(b) Merchant and any agent of Merchant shall store in an area limited to selected personnel and prior to discarding, shall destroy in a manner rendering data unreadable, all material containing cardholder account numbers, Card imprints, such as sales slips and credit slips, car rental agreements, and carbons.

(c) Merchant or any agent of Merchant shall not retain or store magnetic stripe data subsequent to the authorization of a transaction.


ARTICLE II PRESENTMENT PAYMENT AND CHARGEBACK

2.01 Transmission of Data
-------------------------

In lieu of depositing paper sales slips and credit slips with Acquirer, Merchant may transmit to Acquirer, in the form of magnetic tape or electronic data as specified by and acceptable to Acquirer, all data required by this Agreement to appear on the sales skip or credit slip. The term "sales data" as used in this Agreement shall mean the data transmitted by Merchant that is contained in a sales slip or the electronic or magnetic tape record that is the equivalent of such a sales slip. The term "credit data" as used in this Agreement shall mean the data transmitted by Merchant that is contained in a credit slip or the electronic or magnetic tape record that is the equivalent of such a credit slip. All data ("transaction records") transmitted shall be in a medium, form and format approved in advance by Acquirer and shall be presorted and organized according to Acquirer's instructions. All references to "sales slips" and "credit slips" in this Agreement shall be deemed to include transaction records transmitted by paper, electronically or on magnetic tape.

2.02 Presentment of Transaction Records to Acquirer
---------------------------------------------------

(a) Merchant may designate a third party (that does not have a direct agreement with Acquirer) as its agent for the purpose of delivering transactions data captured at the point of sale by such agent if Merchant elects to use such third party as its agent for the direct delivery of data captured transactions. Merchant agrees to the following conditions (for the purposes of this section 2.02, "Merchant" includes any agent designated by Merchant as permitted under this section):

     (i) Merchant must provide satisfactory notice to Acquirer that Merchant chooses to exercise the option specified above,

     (ii) The obligation of Acquirer to reimburse Merchant for transactions is limited to the amount (less the appropriate discount fee) delivered by Merchant's designated agent, and

     (iii) Merchant is responsible for any failure by its agent to comply with all applicable rules and regulation of MasterCard and Visa including, but not limited to, any violation resulting in a chargeback

(b) Merchant shall present all sales data relevant to a transaction to Acquirer with the lesser of three (3) bank business days or five (5) calendar days after the date of the transaction, except that:

     (i) Merchant shall present no sales data until goods have been shipped or the services have been performed and Merchant has otherwise performed all or its principal obligations to the customer in connection with the transaction unless the cardholder agreed to a delayed delivery or goods and proper disclosures were made at the time of the transaction

     (ii) When Merchant requests and receives authorization for delayed presentment and legibly prints on the sales slip the authorization number and the words "Delayed Presentment" Merchant must present the sales data within the period permitted for delayed presentment (not to exceed thirty (30) calendar days).

     (iii) If Merchant is obligated by law to retain a sales slip or return it to a buyer upon timely cancellation, Merchant must present the sales data within ten (10) bank business days after the date of the transaction, and

     (iv) When Merchant has multiple locations or offices and accumulates transaction records at a central facility Merchant must present the transaction records to Acquirer within twenty (20) calendar days after the date of the transaction. Merchants with multiple locations must deliver the transaction records in such manner that Acquirer is able to identify the transactions originating at each location.

(c) Merchant shall deliver all credit data to Acquirer within three (3) bank business days after the credit transaction date, except that if Merchant has multiple locations as described in subjections (b) (iv) above, Merchant must deliver the credit data to Acquirer within seven (7) business days after the transaction date.

(d) Merchant shall not present to Acquirer, directly or indirectly, any transaction record that Merchant knows or should have known to be fraudulent or not authorized by the cardholder, that results from transaction outside Merchant's normal course of business, that results from transaction not involving Merchant, that contains the account number of a Card account issued to Merchant, or that was not the result of a transaction between Merchant and a cardholder

(e) If the transmission of sale data or credit data from Merchant to Acquirer is in the form of magnetic tap or electronic data, Merchant shall preserve a copy of the sales and credit slips as per section 3.03

(f) Merchant is prohibited from re-depositing any transaction which has previously been charged back and subsequently returned to Merchant. The prohibition applies with or without the cardholder's consent or the Merchant's action. Merchant may, at its option, pursue payment from the customer in such event.

2.03 Acceptance and Discount
----------------------------

Subject to the provisions of any agreement of Merchant hereunder and of any chargeback rights, Acquirer agrees to accept valid transaction records from Merchant during the term of this Agreement and to pay Merchant the total amount represented by the transaction records less any percentage discount and fees agreed to by the parties. Any payment made by Acquirer to Merchant shall not be final but shall be subject to subsequent review and verification by Acquirer and may be subject to chargeback until the chargeback period expires.

2.04 Insecurity
---------------

Notwithstanding Section 2.03 Acquirer may withhold payment to Merchant or prohibit Merchant's withdrawal of funds then on deposit with Acquirer for any of the following reasons:

(a)  Acquirer is suspicious of any transaction records;

(b) Merchant's volume of sales exceeds a stipulated amount or amounts that are typically generated during a particular period;

(c)  Merchant's average ticket amount exceeds a stipulated amount;

(d)  Merchant does not swipe Cards through electronic terminals;

(e)  Merchant fails to authorize transaction;

(f) Acquirer receives excessive retrieval request against Merchant's account as prior activity; or

(g) Excessive chargebacks are debited against Merchant's account as prior activity;

(h) If for any other reason Acquirer reasonably determines that withholding funds or preventing withdrawal of funds previously deposited with Acquirer is necessary to cover anticipated charges from Merchant's Card activities.

2.06 Prohibited Payment
-----------------------

Merchant agrees that Acquirer has the sole right to receive payments on any accepted transaction record as long as:

(a) Acquirer has paid Merchant the amount represented by the transaction record less the discount and fees, and

(b) Acquirer has not charged such transaction record back to Merchant unless specifically authorized in writing by Acquirer. Merchant agrees not to make or attempt to make any collections on any accepted transaction record, and promptly to deliver the same in kind to Acquirer as soon as received, together with the cardholder's name and account number and any correspondence accompanying the payment.

2.07 Chargebacks
----------------

(a) Under any one or more of the following circumstances, Acquirer may charge back to Merchant any transaction record that Acquirer has accepted, and Merchant shall repay Acquirer the amount represented by the transaction record

     (i) the transaction record or any material information on a sales slip (such as the account number, expiration date of the Card, Merchant description, transaction amount, or date) is illegible, incomplete, or otherwise indiscernible, is not endorsed, or is not delivered to Acquirer within the required time limits;

     (ii) the transaction was one which received a negative account verification service response (or would have received a negative account verification service response if Merchant had contacted the service on the transaction date) and Merchant did not reject the transaction or receive prior authorization for the transaction, as applicable;

     (iii) the sales slip does not contain the required imprint of a Card that was valid, effective, and unexpired on the transaction date.

     (iv) The transaction was one for which prior credit authorization was required and prior credit authorization was not obtained, or a valid authorization number is not correctly and legibly included on the transaction record

     (v) The transaction record is a duplicate of an item previously paid, or is one of two or more transaction records generated in a single transaction in violation of this Agreement.

     (vi) The cardholder disputes the execution of the transaction record, the sale, delivery, quality, or performance of the goods or services purchased, or alleges that a credit adjustment was requested and reissued or that a credit adjustment was issued by Merchant but not posted to the cardholder's account

     (vii) The price of the goods or services shown on the transaction record differs from the amount shown on the copy of the sales slip or the receipt delivered to the customer at the time of the transaction,

     (viii) Acquirer reasonable determines that Merchant has violated any term, condition, covenant, warranty, or other provisions of this Agreement in connection with the transaction record or the transaction to which it relates,

     (ix) Acquirer reasonable determines that the transaction record is fraudulent or that the related transaction is not a bona fide transaction in Merchants ordinary course of business, or is subject to any claim of illegality, cancellation, rescission, avoidance, or offset for any reason whatsoever, including without limitation negligence, fraud, or dishonesty on the part of Merchant or Merchant's agents or employees.

     (x) The transaction record arises from a mail or telephone order transaction which the cardholder disputes entering into or authorizing, or which involves an account number that never existed or that has expired and has not been renewed, or

     (xi) Merchant fails to provide any sales slip or credit slip to Acquirer in accordance with Section 3.01 of this Agreement

     (xii) Any other Merchant transaction charged back to Acquirer for whatever reason pursuant to Visa or MasterCard rules and regulations.

(b) In the event Merchant believes a chargeback to be improper, Merchant must notify Acquirer of this in writing within ten (10) calendar days of the date of the chargeback or forfeit its right to contest the chargeback.

(c) Except in the case of chargebacks that are based solely on the Merchant's failure to obtain an authorization, Acquirer may chargeback a transaction in accordance with this section even if an authorization was obtained in connection with the transaction.

ARTICLE III - MISCELLANEOUS

3.01 Imprints and Terminals
---------------------------

Merchant shall keep any imprinter(s) and terminal(s) used to process Card transactions in good working order and shall notify Acquirer prior to any change of the imprinted or programmed information.

3.02 Forms
----------

Merchant shall use only such forms or modes of transmission for sales data and credit data as are provided or approved in advance by Acquirer, and Merchant shall not use forms or equipment provided by Acquirer other than in connection with Card transaction hereunder.

3.03 Records
------------

(a) Merchant shall for Visa/MasterCard purposes preserve a copy of the actual paper sales slips and credit slips for at least six (6) months after the date Merchant presents the transaction data to Acquirer, and Merchant shall make and retain for at least three (3) years from such date legible microfilm copies of both sides of such actual paper transaction records.

(b) Merchant agrees to immediately notify Acquirer of any Merchant location(s) added after the date of this Agreement, and agrees to the establishment of a separate processing account for said location(s).

3.04 Requests for Copies
------------------------

(a) Within one (1) business day of receipt of any request by Acquirer, Merchant shall fax or mail to Acquirer either the actual paper transaction record, if requested by Acquirer, or a legible copy thereof. (In size comparable to the actual paper transaction records), and any other documentary evidence available to Merchant and reasonably requested by Acquirer to meet its obligations under law (including its obligations under the Fair Credit Billing Act) or otherwise to respond to questions concerning cardholder accounts.

(b) For purposes of retrieval of records Merchant must retain sales slips and credit slips by reference number within date sequence

(c) If Merchant does not provide a requested copy of sales slip(s) to Acquirer within the time frame specified, in addition to other rights and remedies available to Acquirer under this Agreement:

     (i)  Acquirer may charge Merchant a penalty fee, and

     (ii) Acquirer may charge Merchant the transaction amount of the requested sales slip

     (iii) Acquirer may, at its option, charge Merchant the transaction amount of the requested sales slip at the time of the request. Such amount will be reimbursed to the Merchant upon delivery of a valid and correct sales slip.

3.05 Disputes With Cardholder Indemnification of Acquirer
---------------------------------------------------------

All disputes between Merchant and any cardholder relating to any Card transaction shall be settled between Merchant and such cardholder. Merchant shall indemnify and hold Acquirer harmless from all claims, liabilities, losses, and expenditures (including reasonable attorney's fees and others costs of defense) relating to or arising out of any such Card transaction and from Merchant's failure to comply with any of its obligations under this Agreement.

3.06 Excessive Chargebacks and/or Returns
-----------------------------------------

Merchant agrees that in the event Acquirer is presented, during any monthly period with chargebacks and/or retrieval requests relating to the transactions of the Merchant processed by Acquirer in excess of one percent (1%) of interchange volume of such transactions such chargebacks and/or retrieval requests will conclusively be deemed to be excessive under applicable Visa and MasterCard regulations which shall allow Acquirer to take such action as may be authorized herein or by applicable Visa or MasterCard regulations.

3.07 Terms, Termination and Combined Terminated Merchant File
-------------------------------------------------------------

(a) The initial term of this Agreement shall be one (1) year from the date herein. Thereafter the Agreement will automatically renew for additional one (1) year terms, unless Merchant notifies Acquirer of its intention not to renew the Agreement at least ninety (90) days prior to the end of the Agreement term then in effect. Merchant's obligations under this Agreement remain in full force and effect relative to all debt purchased under this Agreement. This Agreement may be terminated at any time by Acquirer upon written notice to the Merchant. Such notice shall be effective when hand delivered or deposited in the mail or upon any later date specified in the notice. Acquirer may terminate this agreement without prior notice in the event Merchant is or becomes bankrupt or is unable to pay its debts as they become due, or if Acquirer reasonable determines that Merchant has violated any term, conditions, covenant or warranty of this Agreement or if Acquirer determines in its sole discretion that Merchant has abused its privileges under this Agreement.

(b) Upon the effective date of any such termination, Merchant's rights hereunder to make Card transactions, to deposit transaction records with Acquirer, and to use sales slip forms, credit slip forms, promotional material, and any other items provided by Acquirer hereunder shall cease but Merchant's obligations in connection with any transaction record accepted by Acquirer (whether before or after such termination), including without limitation Merchant's chargeback obligations shall survive such termination.

(c)  Merchant expressly acknowledges that a Combined Terminated Merchant Fee
     (CTMF) is maintained by Visa and MasterCard containing information on Merchants terminated for one or more reasons specified in Visa or MasterCard operating rules and regulations. Such reasons generally include but are not limited to fraud, counterfeit paper, unauthorized transaction, excessive chargebacks or highly suspect activity. Merchant acknowledges that Acquirer is requested to report the Merchant business name and the names of its principals to the CTMF when Merchant is terminated due to one or more of the foregoing reasons. Merchant expressly agrees and consents to such reporting by Acquirer in the event of the termination of this Agreement due to one or more of such reasons.

(d) This Agreement shall become effective upon acceptance by Bank. Any party may terminate this Agreement at any time with or without cause by providing written notice to the other parties. However, if Merchant terminates this

     Agreement, Bank and NSB shall have thirty (30) days from date of receipt of the notice to delete Merchants account during which time Merchant shall remain liable for all fees and charges, including any monthly minimum processing charge and a termination fee of $150.00. Bank or NAB may terminate this Agreement immediately without prior notice if (i) either party has reason to believe that fraudulent Card Transaction or other activity prohibited by this Agreement is occurring at any Merchant location, (ii) such action is taken to prevent loss to Bank, NSB, or Card issuers, (iii) Merchants appears on any Card Associations security reporting or (iv) Bank's Merchant Criteria changes. All rights and obligations of the parties existing hereunder as of the effective time of termination shall survive the termination hereof.

3.08 Limitation of Liability
----------------------------

Acquirer's liability to Merchant with respect to any Card transaction shall not exceed the amount represented by the transaction less any applicable discount and Acquirer shall in no event be liable for any incidental or consequential damages whatsoever. Acquirer is not liable to Merchant for errors made by account number verification service or for Merchant's failure to contact same.

3.09 Supplementary Documents, Fees
----------------------------------

All reference herein to this "Agreement" shall collectively include current Schedules, Amendments, Merchant Application, Change Notices, Addendum Appendices and Attachments and associated reference materials, all of which are incorporated herein by reference and made a part of this Agreement as if fully set forth. Merchant agrees to pay the fees and charges identified in this Merchant Application or in any other schedule of fees and charges provided to Merchant which may be amended from time to time as provided in Section 3.16.

3.10 Compliance With Law
------------------------

Merchant shall comply with all laws and applicable to Merchant, Merchant's business and any Card transaction including without limitation all state and federal consumer credit and consumer protection statutes and regulations and Visa and MasterCard regulations.

3.11 Modification
-----------------

This Agreement is subject to such modification, changes, and additions as may be required or deemed by Acquirer to be requested by reason of any state or federal statute, judicial decision, MasterCard or Visa rule or regulation or the regulation or ruling of any federal agency having jurisdiction over Acquirer or Merchant.

3.12 Change in Transmission Method
----------------------------------

The means of transmission indicated below shall be the exclusive means utilized by Merchant for the transmission of sales data or credit data to Acquirer. Merchant shall give Acquirer at least thirty (30) days prior written notice of Merchant's desire to deliver and deposit actual sales slips and credit slips or otherwise to alter in any material respect Merchant's medium of transmission of sales data and credit data to Acquirer. Following termination, Merchant shall upon request provide Acquirer with all original and microfilm copies required to be retained as of the date of termination.

3.13 Penalty Fees
-----------------

A penalty of one percent (1%) of the amount of the transaction may be charged by Acquirer for the following reasons:

     (i) batches not closed within two (2) business days of the earliest transaction date ID the batch;

     (ii) non-authorized transaction over floor limit;

     (iii) credit cards not swiped through POS terminal

     (iv) terminal did not read the entire content of the magnetic stripe

     (v) transaction did not meet Visa or MasterCard requirements for the best interchange fee

3.14 Independent Sales Organization Member Service Provider
-----------------------------------------------------------

Merchant acknowledges that:

     (i) Acquirer may use an independent Sales Organization (ISO) or Member Service Provider (MSP) operating under applicable Visa or MasterCard rules and regulations who is an independent contractor and not an agent of Acquirer,

     (ii) No ISO or MSP has authority to execute this Agreement on Acquirer's behalf or to alter the terms hereof without Acquirer's prior written approval.

Security Interest Set Off

To secure all obligations of Merchant to Acquirer arising from this Agreement Merchant herby grants Acquirer a first lien security interest in all deposits regardless of source to Merchant's checking account (specified in Merchant Application) and all proceeds of said deposits Acquirer's rights under said security interest may be exercised by Acquirer without notice or demand of any kind by making an immediate withdrawal from or freezing said account upon Acquirer's reasonable determination that a breach of any obligation of Merchant under this Agreement has occurred or for any reason specified in Section 2.04. The exercise of Acquirer's rights pursuant to this security interest shall be in addition to any other rights of Acquirer under this Agreement. Acquirer shall also have the right to require Merchant to furnish such other and different security as Acquirer shall deem appropriate in its sole discretion in order to secure Merchant's obligations under this Agreement. Merchant agrees to execute any documents or take any actions required in order to comply with and perfect the security interest under this paragraph. Acquirer may, at any time there is an obligation owing from Merchant to Acquirer, set off any such amount against any deposit balance or other money now or hereafter owed Merchant by Acquirer without notice or demand of any kind.

3.16 General
------------

(a) The paragraph headings and captions contained in this Agreement are for convenience only and should not be deemed to define, limit or describe the scope or intent of this Agreement to the extent that they conflict with the substance of this Agreement

(b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successor and assigns, provided, however, this Agreement may not be assigned by Merchant without the written consent of Acquirer. Any such assignment by Merchant without Acquirer's prior written consent shall be null and void

(c) Should any provision of this Agreement contravene any law, or valid regulation or rule of any regulatory agency or self-regulatory body having jurisdiction over either party hereto, or should any provision of this Agreement otherwise be held invalid, or unenforceable by a court or other body of competent jurisdiction, then each such provision shall be automatically terminated and performance hereof by both parties waived, and all other provisions of this Agreement then in effect shall nevertheless remain in full force and effect

(d) No failure by Acquirer to insist upon strict performance of any term or obligation set forth in this Agreement or to exercise any right or remedy under this Agreement, nor acceptance of full or partial performance during continuance of default hereunder shall constitute a waiver of any such item, obligation, right or remedy, or a waiver of any such default by Acquirer.

(e) This Agreement shall be governed and construed in accordance with the laws of the State of Iowa. Merchant agrees that the exclusive venue for any and all proceedings relating to this Agreement shall be a court located in Iowa

(f) In any action to enforce any obligation under this Agreement, the prevailing party shall be paid by the other all costs, expenses and reasonable attorney's fees

(g) Acquirer may amend this Agreement at any time by providing written notice to Merchant of any amendment at least fifteen (15) days prior to the effective date of the amendment

(h) All notices or other communications required to be given by either party shall be in writing and shall be hand delivered or sent by United States certified mail postage prepaid, and shall be deemed to be given when hand delivered or upon deposit in the mail as indicated. Notices shall be addressed to the parties at the address identified below, or such other address as may be specified by either party by notice to the other party

(i) Acquirer may appoint an agent(s) to do or take any actions that may be done or taken by Acquirer under this Agreement

(j) This Agreement is intended by the parties as a final expression of and a complete and exclusive statement of the terms of this Agreement there being no conditions to the enforceability of this Agreement. This Agreement may not be supplemented or modified except in writing as provided in this Agreement.

Cards subject to this Agreement ("Cards")

Annual Merchant fee $65.00


____ MasterCard Cards (including any other MasterCard International, Inc. Cards)

____ Visa Cards (including any other Visa USA Inc. and Visa International Service Association Cards)

____ Other Cards as follows:


----------     ----------     ----------     ----------     ----------

Medium of Transmission

____________ Magnetic Tape

____________ Electronic Terminal Transmission

____________ Hard Copy Sales Slips and Credit Slips


MERCHANT PROCESSING AGREEMENT (CONTINUED)

VOIDED CHECK FROM CHECKING ACCOUNT MUST BE ATTACHED
         (DO NOT USE A DEPOSIT TICKET)

ELECTRONIC DEBIT/CREDIT AUTHORIZATION

Merchant hereby authorized Bank, in accordance with this Agreement, to initiate debit/credit entries to Merchant's deposit account, as indicated below. This authority is to remain in full force and effect until (a) Bank has received written notification from Merchant of its termination, in such a manner as to afford Bank reasonable opportunity to act on it and (b) all obligations of Merchant to Bank that have arisen under this Agreement have been paid if full. This authorization extends, but is not limited, to such entries to this account which concern discount fees, transaction fees, chargebacks, penalties, service fees, return item fees, lease, rental and purchase charges involving Point-Of-Sale ("POS") and credit card imprint equipment.

PRICING SCHEDULE A

Discount Visa 2.79%     MasterCard 2.79%
Auth. Fee            (Retail)         MOTO      ACH Rejection             $25.00
                                                Charge Back Fee           $25.00
MasterCard           $ .25            $ .35     Statement Fee             $10.00
Visa                 $ .25            $ .35     Minimum Discount Fee      $25.00
Other                $ .25            $ .35     Voice Authorization       $  .95
                                                Retrieval Fee             $10.00
                                                Checking Acct Charge      $20.00

Debit Network         Authorization             Amex     __X_ yes      ___ no
                            Fee                 Amex Merchant I.D.______________
1.____________        ____________              Discover   ___yes     ___ no
2.____________        ____________              Discover Merchant I.D. _________
3.____________        ____________
4.____________        ____________              SIC CODE
5.____________        ____________

(Surcharge of up to 1.6% applied to all transactions which fail to qualify for VISA or MasterCard electronic data capture interchange requirements)

RETAIL ___                    MOTO  X                BUNDLED RATE __________

CORPORATE CERTIFICATION

I certify that I am the duly elected and qualified Director (title) of the corporation whose full legal name appears on the Merchant Application. I certify that the following is a true and complete copy of a resolution adopted on 9-9___, 99_, by the Board of Directors, such resolution being in accordance with the corporation's articles and bylaws and still in force and effect.

Resolved, that the following person(s) are hereby authorized on behalf of the corporation to contract with Bank and to act on behalf of the corporation in all matters related to the Merchant Agreement and any addendum thereto.

Resolved further, that Bank may rely upon the authorization granted in this resolution until either or both receive actual notice of any change. I further certify that the following are the name(s), genuine signature(s) and title(s) of the person(s) authorized by the above resolution.

x
------------------------------------------------------------------------
 Signature                    Printed Name             Title

x /s/ Steve Montague          Steve Montague           Director
------------------------------------------------------------------------
           Signature          Printed Name             Title

PERSONAL GUARANTEE

The undersigned guarantees to Bank the performance of this Agreement and any addendum thereto by Merchant, including payment of all sums due and owing and any attorneys fees and costs associated with enforcement of the terms thereof, Bank shall not be required to first proceed against Merchant or enforce any other remedy before proceeding against the undersigned. This is a continuing guaranty and shall not be discharged or affected by the death of the undersigned, shall bind the heirs, administrators, representatives and assigns and may be enforced by or for the benefit of any successor of Bank. The terms of this guaranty shall be for the duration of the Merchant Processing Agreement and any addendum thereto and shall guarantee all obligations which may arise or accrue during the term thereof though enforcement shall be sought subsequent to any termination.




X /s/                                Steve Montague
--------------------------------------------------------------------------------
 Personal Guarantor (No Title)       Personal Guarantor (No Title)

Merchant: The undersigned represents and warrants that all information provided by Merchant in the Merchant Application and Processing Agreement, and any other documentation supplied thereto, is true and correct. Also, the undersigned authorized the Bank or its representative to investigate the credit of each person listed on the Merchant Application and represents that he/she has the authority to provide such information.

                     AGREED AND ACCEPTED on terms 1.01-3.16

By: X /s/ Steve Montague 9/9/99
--------------------------------------------------------------------------------
Signature  Printed Name  Date                  Printed Name    Signature    Date


By:                                            Title
--------------------------------------------------------------------------------